FORM OF SUBSCRIPTION DOCUMENTS AND INSTRUCTIONS

The following documents must be completed in accordance with the instructions set forth below and must be executed in order to determine whether you are an “accredited investor” as such term is defined in the Securities Act of 1933, as amended, and, if so accredited, in order to subscribe for the purchase of certain securities (the “Securities”) of Cytomedix, Inc., a Delaware corporation (the “Company”), consisting of: (i) 10% Subordinated Convertible Promissory Notes and (ii) a warrant to purchase shares of Common Stock (a “Warrant”). Each Warrant shall be exercisable for the number of shares of Common Stock set forth in the Warrant Exercise Price (as defined below) for five (5) years after the Closing.

1.           Instructions.

(a)  Subscription Agreement and Registration Rights Agreement. Be sure to carefully and fully read the Subscription Agreement and the Registration Rights Agreement, and execute the signature pages which are applicable to you. On the appropriate signature pages, you must sign, print your name (or the name of the entity on whose behalf you are signing), address and social security or tax identification number where indicated, and indicate the number of Securities subscribed for, the date of execution and the manner in which title to the Securities will be held.

(b)  Confidential Investor Questionnaire. Be sure to carefully and fully read the Confidential Investor Questionnaire attached as Exhibit A to Subscription Agreement. On the signature page of the Confidential Investor Questionnaire, you must sign and print your name (or the name of the entity on whose behalf you are signing) where indicated.

A PROSPECTIVE SUBSCRIBER FOR SECURITIES MUST BE SURE TO CAREFULLY AND FULLY READ THE ACCOMPANYING OFFERING DOCUMENTS PRIOR TO RETURNING THE SIGNED SUBSCRIPTION DOCUMENTS.

2.           Return of Documents.  Originals of the signed Subscription Agreement and Confidential Investor Questionnaire should be delivered to the following address:

Cytomedix, Inc.

209 Perry Parkway, Suite 7

Gaithersburg, MD 20877

Attention: Steven A. Shallcross, CFO

3.           Payment. Payment of the Purchase Price and the Closing shall be effected in accordance with Sections 1 and 2 of the Subscription Agreement.

If you should have any questions, please contact Steven A. Shallcross, CFO of the Company, at the Company’s principal executive offices located at 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877, or by telephone at (240) 499-2680.

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PLEASE PRINT:

NAME OF SUBSCRIBER:	_______________________

PRINCIPAL AMOUNT OF NOTES PURCHASED:	$______________________

FORM SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in Cytomedix, Inc., a Delaware corporation whose shares of common stock (the “Common Stock”) (“the Company”). The Company is conducting a private placement (the “Offering”) of securities, consisting of 10% Subordinated Convertible Promissory Notes (the “Notes”) and (ii) a five-year warrant to purchase shares of Common Stock (a “Warrant”) (the Notes and Warrants are referred to as the “Securities”). Each Warrant shall be for the number of shares of Common Stock set forth in the Warrant at an initial exercise price per share of one hundred twenty five (125%) percent of the Market Price (as the term is defined in the Notes) (the “Warrant Exercise Price”) for five (5) years after the Closing.

All funds received in the Offering prior to the Closing (as defined below) shall be, upon fulfillment of the other conditions precedent set forth herein, delivered to the Company, at which time the Notes and the Warrants subscribed for shall be delivered, subject to the terms and provisions hereof and as further described below, to you.

1.             Subscription and Purchase Price

(a)         Subscription. Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Securities indicated above on the terms and conditions described herein. The principal amount of the Notes purchased is $__________. Subscriptions for lesser amounts may be accepted at the discretion of the Company. The undersigned shall also be entitled to a Warrant to purchase a number of shares of the Company’s common stock equal to seventy five percent (75%) of the number of shares of the Company’s common stock into which the Notes may convert at the Closing at the Warrant Exercise Price for five (5) years after the Closing.

(b)         Purchase of Securities. The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Securities shall be $________, for an aggregate purchase price as set forth on Page 10 hereof (the “Aggregate Purchase Price”). The undersigned understands and agrees that, subject to Section 2 hereof and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.             Acceptance, Offering Term and Closing Procedures

(a)         Acceptance or Rejection. The obligation of the undersigned to purchase the Securities shall, subject to the investor accreditation process, applicable securities laws and the closing conditions contained in this Section, be irrevocable and the undersigned shall be legally bound to purchase the Securities subject to the terms set forth in this Agreement.

(b)         Closing. The closing of the Offering (the “Closing”) shall occur upon no later than the fifth (5th) trading day following the date on which all of the transaction documents evidencing receipt of acceptable subscriptions equal to at least $3,000,000 have been executed and delivered by the applicable parties thereto, and A Good News CMS Reimbursement Determination Event (as defined below) shall have occurred, and the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, at the offices of the Company or such other location as the parties shall mutually agree; provided, however, in no event shall the Closing take place later than December 31, 2013. The parties hereto understand and agree that at the Closing seventy five (75%) percent of the gross receipts of acceptable subscriptions in this Offering shall be disbursed to the Company and the remainder balance of the twenty five (25%) percent of such gross receipts shall be held at the escrow account at the First Republic Trust Company, a division of First Republic Bank, and shall be disbursed to the Company ten (10) calendar days following the effectiveness of the registration statement to be filed with the Securities and Exchange Committee to register the resale of the shares of the Company’s common stock issuable upon conversion of the Notes and exercise of the Warrants sold hereunder. In the event the Closing does not take place in accordance with the provisions hereof or the sale of the Securities is not consummated by the Company for any reason, this Agreement and any other agreement entered into between the undersigned and the Company relating to the undersigned’s subscription for Securities shall thereafter have no force or effect.

As used herein, the term “A Good News CMS Reimbursement Determination Event” shall be understood to be a final ruling by the Centers for Medicare & Medicaid Services (“CMS”) in the “CY 2014 Changes to the Hospital Outpatient Prospective Payment System and Ambulatory Surgical Center Payment System (CMS-1601-FC)” resulting in an approved payment rate for AutoloGel of at least $450 per treatment.

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3.             Investor’s Representations and Warranties

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company, as follows:

(a)         The undersigned has read and fully understand all reports and other filings made by the Company with the Securities and Exchange Commission (the “SEC”) that are available through EDGAR at the SEC’s website (www.sec.gov), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013; June 30, 2013; and September 30, 2013, and the Current Reports on Form 8-K dated February 20, 2013, March 15, 2013, April 3, 2013, June 6, 2013, June 11, 2013, September 18, 2013 and October 31, 2013, (and any amendments to any of the foregoing).

(b)         The undersigned has full power and authority to enter into and deliver this Agreement and to perform the obligations hereunder, and the execution, delivery and performance of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)         The undersigned acknowledges his, her or its understanding that the offering and sale of the Notes, the Warrants and the shares of common stock underlying such Securities (the “Underlying Securities”) is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the undersigned represents and warrants to the Company as follows:

      (i)         The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

      (ii)        The undersigned is acquiring the Securities solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Securities.

      (iii)       The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to the investment in the Company.

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      (iv)       The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received, carefully reviewed and understand the information contained in various documents and agreements provided by the Company, together with all appendices and exhibits thereto (as such documents may be amended or supplemented, the “Transaction Documents”), relating to the Offering.

     (v)        The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Securities.

(d)         The information in the Confidential Investor Questionnaire attached hereto as Exhibit A and completed and executed by the undersigned is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(e)         The undersigned is not relying on the Company or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Securities, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor or any affiliate or sub-agent thereof.

(f)          The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the Securities (including the Underlying Securities) are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided in Section 4 hereof, the Company is under no obligation to register the Securities on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(g)         The undersigned understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) the Securities (including the Underlying Securities) shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, the Securities (including the Underlying Securities) may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

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(h)         No representations or warranties have been made to the undersigned by the Company or any of its respective officers, employees, counsel, agents, sub-agents, affiliates or subsidiaries, other than any representations of the Company contained in the transaction agreements in connection with the Offering, and in subscribing for the Securities the undersigned is not relying upon any representations other than those contained in the transaction agreements in connection with the Offering.

(i)          The undersigned understands and acknowledges that his, her or its purchase of the Securities is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment and has carefully read and considered the matters set forth in the agreements in connection with the Offering, and, in particular, acknowledges that the Company has a limited operating history.

(j)          The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(k)         Neither the SEC nor any state securities commission has approved the Underlying Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the in the agreements in connection with the Offering. The agreements in connection with the Offering have not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary is a crime.

(l)          The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

(m)      The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(n)         The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders, fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to BTIG, LLC (the “Placement Agent”) pursuant to the terms of the September 6, 2013 engagement letter by the Company and the Placement Agent which engagement contemplates the following compensation, among other things: (i) an eight (8%) percent cash commission on the gross proceeds of this Offering, (ii) a warrant to acquire shares of the Company’s common stock which number of shares shall be equivalent to three (3%) percent of the total common-equivalent shares sold in this Offering on the terms and provisions substantially similar to the Warrants, including the same registration rights, and (iii) plus certain out of pocket expenses and legal fees.

(o)         The undersigned is not relying on the Company or any of its respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

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(p)         The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Transaction Documents were prepared by the future management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its respective management and should not be relied upon.

(q)         No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the agreements in connection with the Offering.

(r)          (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates or its agents.

4.             Registration Rights

The undersigned shall have registration rights with respect to the Securities issued and held of record by the undersigned and the shares of common stock underlying such Securities, as set forth in greater detail in the Registration Rights Agreement (the “Registration Rights Agreement”) attached hereto as Exhibit B.

5.             Insider Trading Prohibition

Until the filing by the Company of a Current Report on Form 8-K (which filing with the SEC shall be made within four (4) business days of the date on the signature page of this Agreement) describing, among other things, the Offering, the undersigned hereby agrees to refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company.

6.             Reserved.

7.             Notices to Subscribers

(a)         THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b)         IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE MADE AWARE THAT THEY ARE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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(c)         THE PRESENCE OF A LEGEND FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN ANY PARTICULAR STATE. THE OFFERING DOCUMENTS MAY BE SUPPLEMENTED BY ADDITIONAL STATE LEGENDS. IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE ADVISED TO CONTACT THE COMPANY FOR A CURRENT LIST OF STATES IN WHICH OFFERS OR SALES MAY BE LAWFULLY MADE. AN INVESTMENT IN THIS OFFERING IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF FINANCIAL RISK. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSIDER ALL OF THE RISK FACTORS DESCRIBED HEREIN.

(d)        THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF THE SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25000, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(e)        FOR FLORIDA RESIDENTS ONLY. EACH INVESTOR HAS THE RIGHT TO CANCEL AND WITHDRAW HIS SUBSCRIPTION AGREEMENT AND HIS PURCHASE OF INTERESTS UPON WRITTEN NOTICE TO THE FUND GIVEN WITHIN THREE BUSINESS DAYS FOLLOWING THE LATER OF THE MAKING OF THE FIRST PAYMENT BY THE INVESTOR FOR THE SECURITIES PURCHASED OR THE COMMUNICATION OF THE AVAILABILITY OF SUCH PRIVILEGE TO THE INVESTOR. UPON SUCH CANCELLATION OR WITHDRAWAL, THE INVESTOR WILL HAVE NO OBLIGATION OR DUTY TO THE FUND OR TO ANY OTHER PERSON, AND WILL BE ENTITLED TO THE FULL RETURN OF ANY AMOUNTS PAID BY HIM OR HER PURSUANT TO HIS OR HER SUBSCRIPTION AGREEMENT. ANY NOTICE OF CANCELLATION OR WITHDRAWAL SHOULD BE MADE BY CERTIFIED OR REGISTERED MAIL, AND WILL BE EFFECTIVE UPON DEPOSIT IN THE UNITED STATES MAIL, POSTAGE OR OTHER TRANSMITTAL FEES PAID.

8.             Right of Participation.

Subject to the terms and conditions contained herein, the Company hereby grants to the investors in this Offering, as a group (such that no individual investor in this Offering shall have the right of participation contemplated by this provision qua an individual investor), a right of participation in the amount of up to thirty five percent (35%) of the gross amount raised in a Subsequent Offering (as defined herein) with respect to future sales by the Company of its equity securities to third party investors (each a “Subsequent Financing”). The right of participation under this Section shall terminate and be of no further force or effect on the ninth (9th) month anniversary of the Closing. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock, in any Subsequent Financing, the Company shall, at least five (5) business days prior to the closing of a Subsequent Financing, deliver to the undersigned a written notice of its intention to effect a Subsequent Financing, which notice shall ask the investors in this Offering if they want to review the details of such financing. Such notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the person or persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment. If the undersigned desires to participate in such Subsequent Financing, it must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) business after all of the holders of the Notes have received such notices that the undersigned is willing to participate in the Subsequent Financing, the amount of participation up to the pro rata percentage and representing and warranting that the undersigned has such funds ready, willing, and available for investment on the terms set forth in the Notice. If the Company receives no such notice from the undersigned as of 5:30 P.M. (New York City time) on such fifth (5th) business day, the undersigned shall be deemed to have notified the Company that it does not elect to participate.

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9.             Miscellaneous Provisions

(a)         Confidential Information. The subscriber agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Company; provided, however, that the subscriber may share such information with such of its officers and professional advisors as may need to know such information to assist the subscriber in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof. “Confidential Information” means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein or in the agreements in connection with the Offering, excluding any disclosures or other information that are publicly available.

(b)         Modification. Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(c)         Survival. The undersigned’s representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(d)         Notices. Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(e)         Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and permitted assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them, as to the subject matter hereof.

(f)          Assignability. This Agreement is not transferable or assignable by the undersigned.

(g)         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles; provided, however, in the event that any legal proceeding is brought against the Maryland Venture Fund (Department of Business and Economic Development of the State of Maryland (hereinafter referred to as the “DBED”), or the State of Maryland in connection with such entity’s investment hereunder, the parties to any such dispute agree to submit to the venue of the Maryland courts for purposes of resolving any and all such disputes.

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(h)         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

 (i)         Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

 (j)         Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

[Remainder of page left intentionally blank - signature pages follow]

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ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ___ day of _______ 2013.

________________________	x $____ for each _____	= $_____________________
Securities subscribed for		Aggregate Purchase Price

Manner in which title is to be held (please check one):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 11.

SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 12.

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EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this __ day of _________ 2013, on behalf of the Company.

By:
Name:
Title:

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EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)

Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:

ACCEPTED this __ day of _________ 2013, on behalf of the Company.

By:
Name:
Title:

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Exhibit A

CONFIDENTIAL INVESTOR QUESTIONNAIRE

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Exhibit B

REGISTRATION RIGHTS AGREEMENT

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Exhibit C

QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED SEPTEMBER 30, 2013

42717-0000

DC\80701305.6

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